UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	6/30/2023

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon High Yield Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon High Yield Fund

SEMI-ANNUAL REPORT June 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through June 30, 2023, as provided by the fund’s primary portfolio managers, Chris Barris and Kevin Cronk, of Alcentra NY, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended June 30, 2023, BNY Mellon High Yield Fund (the “fund”) produced a total return of 4.77% for Class A shares, 4.38% for Class C shares and 4.69% for Class I shares.1 In comparison, the ICE BofA U.S. High Yield Constrained Index (the “Index”), the fund’s benchmark, produced a total return of 5.42% over the same period.2

High yield corporate bonds gained ground as yields remained attractive, and the pace of interest-rate increases from the U.S. Federal Reserve (the “Fed”) slowed in the face of moderating inflationary pressures. The fund underperformed the Index primarily due to sector and credit selection.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. At least 80% of the fund’s assets are invested in fixed-income securities that are rated below- investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by the fund’s sub-adviser.

In choosing securities, the fund’s sub-adviser seeks to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest-rate movements. The fund’s investment process involves a “top-down” approach to security selection. The fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength and the company’s management. The fund also looks for companies that are underleveraged, have positive free cash flow and are self-financing.

The fund also may invest in collateralized debt obligations (CDOs), which are a type of asset-backed security and include collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) and other similarly structured securities. CDOs generally issue separate series or “tranches” which vary with respect to collateral, risk and yield. To enhance current income, the fund may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

Inflation Drives Yields Higher

Moderating, but persistent, inflationary pressures led the Fed to maintain a course of monetary tightening, raising the federal funds rate by an additional 0.75% on top of the aggressive 4.25% increase implemented during 2022. Rising rates drove bond yields mildly higher, particularly in the front end of the yield curve, with the two-year U.S. Treasury bill increasing 0.47% to 4.87%, while the 10-year Treasury rose just 0.02% to 3.81%. The yield curve remained inverted throughout the period with the two-year Treasury rate exceeding the 10-year Treasury rate, a condition widely viewed as a precursor to a recession. However, inflation declined steadily as the period progressed, leading many investors to anticipate a soft economic landing rather than a severe downturn.

Rising rates caused turmoil in the regional banking industry, leading to a few high-profile regional bank failures in March and April 2023. While volatility spiked higher, and credit spreads widened sharply in the banking sector, swift action by federal authorities appeared to limit the impact, reducing stresses and easing concerns, although credit constraints appeared likely to increase. (Credit spreads refer to the comparative yields of bonds of different credit quality but the same maturity.) Uncertainty regarding federal debt ceiling negotiations in May added further short-term volatility, which ended with Congressional agreement to raise the debt ceiling. For the period as a whole, long-term U.S. Treasury securities generally underperformed corporate bonds. Among corporate bonds, instruments with longer durations and lower credit ratings tended to outperform those with shorter durations and higher ratings, despite an increase in default rates.

Underweight Exposure to Lower Credit Quality Detracts

Attribution stemming from positioning across the Fund’s asset allocation was neutral; however, security selection within a few sectors detracted mildly from performance relative to the Index. Most notably, the fund held underweight exposure to the more distressed part of the investment universe, including credits rated CCC and below, particularly in the retail and home building industries. Relative returns also suffered to a degree from the fund’s slightly higher-than-usual cash position, necessitated by negative cash flows from the asset class.

Conversely, the fund’s relative performance benefited from out-of-Index exposure to CLO and bank loans, which together accounted for approximately 6.5% of fund’s holdings. Out-of-Index exposure to European high yield, which accounted for approximately 3% of holdings, further enhanced relative returns. From a credit perspective, overweight exposure to bonds rated B also proved additive to performance. From a sector allocation perspective, additional positive contributors included underweight exposure to broadcasting, overweight exposure to and good issue selection in packaging, and credit selection in services.

Strong Fundamentals and Supportive Technical Characteristics

As of June 30, 2023, despite slowing economic conditions, we believe fundamentals for the high yield asset class remain strong, backed by positive credit statistics and valuations near fair value. From a technical perspective, supply and demand remain supportive, with issuance increasing despite the outflows seen year to date. We have positioned the fund for the current environment by emphasizing sectors we think are likely to prove more economically resilient and less exposed to consumer spending, such as packaging. We are also finding interesting investment opportunities in the telecommunications space, which underperformed during the first half of the reporting period but has improved more recently. In addition, the fund holds overweight exposure to financials, with a focus on higher-quality, more defensive issues with shorter maturities in areas such as insurance and mortgage lending. Finally, the fund has added exposure to the health care sector, where hospitals are seeing improved margins. Conversely, the fund holds underweight exposure to retail and consumer products, which we see as vulnerable to reduced consumer spending.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The fund has also adopted an underweight position in broadcasting, where some companies are experiencing pressures from cord cutting and advertising spending cutbacks.

July 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The ICE BofA U.S. High Yield Constrained Index contains all securities in the ICE BofA U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2%, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted, and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The risks of an investment in a collateralized debt obligation (CDO) depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class.

A collateralized loan obligation (CLO) is a single security backed by a pool of debt. The process of pooling assets into a marketable security is called securitization. Collateralized loan obligations (CLO) are often backed by corporate loans with low credit ratings or loans taken out by private equity firms to conduct leveraged buyouts. Floating-rate bank loans are often less liquid than other types of debt instruments. There is no assurance that the liquidation of any collateral from a secured bank loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon High Yield Fund from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.82	$8.61	$3.55
Ending value (after expenses)	$1,047.70	$1,043.80	$1,046.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.76	$8.50	$3.51
Ending value (after expenses)	$1,020.08	$1,016.36	$1,021.32
†

Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2023 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.0%
Advertising - .8%
Clear Channel Outdoor Holdings, Inc., Sr. Scd. Notes	5.13	8/15/2027	2,123,000	[b,c]	1,930,259
Lamar Media Corp., Gtd. Notes	4.00	2/15/2030	1,660,000		1,454,116
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes	5.00	8/15/2027	1,536,000	[b]	1,396,401
				4,780,776
Aerospace & Defense - 2.6%
Bombardier, Inc., Sr. Unscd. Notes	7.50	2/1/2029	1,557,000	[b,c]	1,540,768
Bombardier, Inc., Sr. Unscd. Notes	7.88	4/15/2027	880,000	[b]	878,971
Rolls-Royce PLC, Gtd. Bonds	3.63	10/14/2025	1,970,000	[b]	1,870,968
Spirit AeroSystems, Inc., Scd. Notes	7.50	4/15/2025	2,560,000	[b]	2,532,914
Spirit AeroSystems, Inc., Sr. Scd. Notes	9.38	11/30/2029	1,130,000	[b]	1,211,162
TransDigm, Inc., Gtd. Notes	4.88	5/1/2029	3,844,000		3,438,336
TransDigm, Inc., Gtd. Notes	5.50	11/15/2027	2,605,000		2,460,057
TransDigm, Inc., Sr. Scd. Notes	6.75	8/15/2028	1,961,000	[b]	1,970,883
				15,904,059
Airlines - 1.8%
Air Canada, Sr. Scd. Notes	3.88	8/15/2026	2,100,000	[b]	1,948,281
American Airlines, Inc., Sr. Scd. Notes	11.75	7/15/2025	1,636,000	[b]	1,795,392
American Airlines, Inc./Aadvantage Loyalty IP Ltd., Sr. Scd. Notes	5.50	4/20/2026	960,000	[b]	951,926
American Airlines, Inc./Aadvantage Loyalty IP Ltd., Sr. Scd. Notes	5.75	4/20/2029	4,285,000	[b]	4,164,501
Delta Air Lines, Inc./Skymiles IP Ltd., Sr. Scd. Notes	4.75	10/20/2028	2,140,000	[b]	2,078,998
				10,939,098
Automobiles & Components - 3.9%
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Notes	6.75	5/15/2028	3,056,000	[b]	3,048,535
Dealer Tire LLC/DT Issuer LLC, Sr. Unscd. Notes	8.00	2/1/2028	3,852,000	[b]	3,513,770
Ford Motor Co., Sr. Unscd. Notes	4.75	1/15/2043	1,550,000		1,193,289
Ford Motor Co., Sr. Unscd. Notes	5.29	12/8/2046	1,902,000		1,568,193
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	6.95	6/10/2026	2,370,000		2,384,030
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	7.35	3/6/2030	870,000		889,459
Ford Motor Credit Co., LLC, Sr. Unscd. Notes	2.90	2/16/2028	3,190,000		2,735,192

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.0% (continued)
Automobiles & Components - 3.9% (continued)
Ford Motor Credit Co., LLC, Sr. Unscd. Notes		3.38	11/13/2025	1,565,000		1,456,709
Ford Motor Credit Co., LLC, Sr. Unscd. Notes		3.63	6/17/2031	740,000		607,314
Ford Motor Credit Co., LLC, Sr. Unscd. Notes		4.27	1/9/2027	2,780,000		2,576,140
IHO Verwaltungs GmbH, Sr. Scd. Bonds		6.00	5/15/2027	1,100,000	[b,d]	1,035,633
IHO Verwaltungs GmbH, Sr. Scd. Bonds	EUR	8.75	5/15/2028	310,000	[b,d]	349,641
IHO Verwaltungs GmbH, Sr. Scd. Notes		6.38	5/15/2029	350,000	[b,d]	325,018
ZF North America Capital, Inc., Gtd. Notes		6.88	4/14/2028	1,440,000	[b]	1,459,705
					23,142,628
Banks - .8%
Citigroup, Inc., Jr. Sub. Notes		3.88	2/18/2026	1,759,000	[e]	1,477,560
Freedom Mortgage Corp., Sr. Unscd. Notes		8.13	11/15/2024	950,000	[b]	942,202
Societe Generale SA, Jr. Sub. Bonds		7.88	12/18/2023	2,510,000	[b,e]	2,460,866
					4,880,628
Building Materials - 1.8%
Camelot Return Merger Sub, Inc., Sr. Scd. Notes		8.75	8/1/2028	1,609,000	[b,c]	1,522,628
Eco Material Technologies, Inc., Sr. Scd. Notes		7.88	1/31/2027	3,318,000	[b]	3,144,547
Emerald Debt Merger Sub LLC, Sr. Scd. Notes		6.63	12/15/2030	3,168,000	[b]	3,144,240
PCF GmbH, Sr. Scd. Bonds	EUR	4.75	4/15/2026	1,040,000	[b]	877,469
Standard Industries, Inc., Sr. Unscd. Notes		4.38	7/15/2030	1,056,000	[b]	915,549
Standard Industries, Inc., Sr. Unscd. Notes		4.75	1/15/2028	1,334,000	[b]	1,243,617
					10,848,050
Chemicals - 2.0%
INEOS Quattro Finance 1 PLC, Sr. Unscd. Notes	EUR	3.75	7/15/2026	1,310,000	[b]	1,262,510
Iris Holdings, Inc., Sr. Unscd. Notes		8.75	2/15/2026	2,759,000	[b,d]	2,628,626
NOVA Chemicals Corp., Sr. Unscd. Notes		5.00	5/1/2025	1,710,000	[b]	1,637,924
Olympus Water US Holding Corp., Sr. Scd. Notes		9.75	11/15/2028	2,260,000	[b]	2,207,003
SCIH Salt Holdings, Inc., Sr. Scd. Notes		4.88	5/1/2028	1,000,000	[b]	894,316
SCIH Salt Holdings, Inc., Sr. Unscd. Notes		6.63	5/1/2029	1,430,000	[b]	1,199,742

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.0% (continued)
Chemicals - 2.0% (continued)
WR Grace Holdings LLC, Sr. Scd. Notes		7.38	3/1/2031	890,000	[b]	872,984
WR Grace Holdings LLC, Sr. Unscd. Notes		5.63	8/15/2029	1,740,000	[b]	1,427,235
					12,130,340
Collateralized Loan Obligations Debt - 2.4%
Ares European XII DAC CLO, Ser. 12A, Cl. E, (3 Month EURIBOR +6.10%)	EUR	9.30	4/20/2032	1,450,000	[b,f]	1,433,624
Barings I Ltd. CLO, Ser. 2018-1A, Cl. D, (3 Month LIBOR +5.50%)		10.76	4/15/2031	2,000,000	[b,f]	1,605,088
Barings III Ltd. CLO, Ser. 2019-3A, Cl. ER, (3 Month LIBOR +6.70%)		11.95	4/20/2031	1,000,000	[b,f]	909,090
Battalion X Ltd. CLO, Ser. 2016-10A, Cl. DR2, (3 Month LIBOR +6.61%)		11.88	1/25/2035	1,750,000	[b,f]	1,431,339
Battalion XVI Ltd. CLO, Ser. 2019-16A, Cl. ER, (3 Month LIBOR +6.60%)		11.85	12/19/2032	2,500,000	[b,f]	2,188,848
Neuberger Berman Loan Advisers 24 Ltd. CLO, Ser. 2017-24A, Cl. E, (3 Month LIBOR +6.02%)		11.29	4/19/2030	2,000,000	[b,f]	1,815,490
Octagon Investment Partners 46 Ltd. CLO, Ser. 2020-2A, Cl. ER, (3 Month LIBOR +6.60%)		11.86	7/15/2036	3,000,000	[b,f]	2,361,438
OZLM VI Ltd. CLO, Ser. 2014-6A, Cl. DS, (3 Month LIBOR +6.05%)		11.31	4/17/2031	2,000,000	[b,f]	1,541,594
St. Pauls CLO, Ser. 11-A, Cl. E, (3 Month EURIBOR +6.00%)	EUR	9.18	1/17/2032	1,000,000	[b,f]	991,206
					14,277,717
Commercial & Professional Services - 3.5%
Adtalem Global Education, Inc., Sr. Scd. Notes		5.50	3/1/2028	2,275,000	[b]	2,067,179
Allied Universal Holdco LLC/Allied Universal Finance Corp., Sr. Scd. Notes		6.63	7/15/2026	700,000	[b]	665,163
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Sr. Scd. Notes		4.63	6/1/2028	1,721,000	[b]	1,458,771
APX Group, Inc., Sr. Scd. Notes		6.75	2/15/2027	1,706,000	[b]	1,673,646
BCP V Modular Services Finance II PLC, Sr. Scd. Bonds	EUR	4.75	11/30/2028	1,650,000	[b]	1,539,185
MPH Acquisition Holdings LLC, Sr. Scd. Notes		5.50	9/1/2028	1,187,000	[b]	1,013,109
Neptune Bidco US, Inc., Sr. Scd. Notes		9.29	4/15/2029	2,771,000	[b]	2,546,888

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.0% (continued)
Commercial & Professional Services - 3.5% (continued)
Prime Security Services Borrower LLC/Prime Finance, Inc., Scd. Notes		6.25	1/15/2028	3,102,000	[b,c]	2,910,441
Prime Security Services Borrower LLC/Prime Finance, Inc., Sr. Scd. Notes		3.38	8/31/2027	875,000	[b]	772,587
The Hertz Corp., Gtd. Notes		4.63	12/1/2026	2,979,000	[b]	2,691,452
United Rentals North America, Inc., Gtd. Notes		4.00	7/15/2030	2,225,000		1,972,544
United Rentals North America, Inc., Sr. Scd. Notes		6.00	12/15/2029	1,480,000	[b]	1,477,958
					20,788,923
Consumer Discretionary - 8.8%
Allwyn Entertainment Financing UK PLC, Sr. Scd. Notes		7.88	4/30/2029	3,532,000	[b]	3,590,313
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unscd. Notes		4.63	4/1/2030	1,440,000	[b]	1,231,157
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unscd. Notes		6.63	1/15/2028	640,000	[b]	612,678
Caesars Entertainment, Inc., Sr. Scd. Notes		7.00	2/15/2030	2,350,000	[b]	2,362,079
Carnival Corp., Gtd. Notes		6.00	5/1/2029	1,491,000	[b,c]	1,332,610
Carnival Corp., Gtd. Notes		7.63	3/1/2026	1,541,000	[b,c]	1,510,679
Carnival Corp., Scd. Notes		9.88	8/1/2027	1,462,000	[b]	1,524,185
Carnival Holdings Bermuda Ltd., Gtd. Notes		10.38	5/1/2028	1,505,000	[b]	1,647,484
CCM Merger, Inc., Sr. Unscd. Notes		6.38	5/1/2026	2,618,000	[b]	2,542,575
Churchill Downs, Inc., Gtd. Notes		4.75	1/15/2028	1,200,000	[b]	1,114,297
Everi Holdings, Inc., Gtd. Notes		5.00	7/15/2029	3,377,000	[b]	2,960,482
Hilton Domestic Operating Co., Inc., Gtd. Notes		4.00	5/1/2031	1,870,000	[b]	1,625,761
International Game Technology PLC, Sr. Scd. Notes		4.13	4/15/2026	1,240,000	[b]	1,178,682
International Game Technology PLC, Sr. Scd. Notes		5.25	1/15/2029	2,827,000	[b]	2,680,420
Jacobs Entertainment, Inc., Sr. Unscd. Notes		6.75	2/15/2029	1,374,000	[b]	1,231,035
KB Home, Gtd. Notes		4.00	6/15/2031	2,726,000		2,353,602
Lottomatica SpA/Roma, Sr. Scd. Notes	EUR	7.13	6/1/2028	1,130,000	[b]	1,262,431
NCL Corp. Ltd., Gtd. Notes		5.88	3/15/2026	1,738,000	[b]	1,627,574
NCL Corp. Ltd., Sr. Scd. Notes		5.88	2/15/2027	2,252,000	[b,c]	2,194,303
Raptor Acquisition Corp./Raptor Co-Issuer LLC, Sr. Scd. Notes		4.88	11/1/2026	552,000	[b]	520,757

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.0% (continued)
Consumer Discretionary - 8.8% (continued)
Ritchie Bros Holdings, Inc., Gtd. Notes		7.75	3/15/2031	2,270,000	[b,c]	2,357,794
Royal Caribbean Cruises Ltd., Gtd. Notes		9.25	1/15/2029	373,000	[b]	397,744
Royal Caribbean Cruises Ltd., Sr. Scd. Notes		8.25	1/15/2029	1,130,000	[b]	1,187,352
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes		5.50	8/31/2026	4,002,000	[b,c]	3,798,085
Scientific Games Holdings LP/Scientific Games US Finco, Inc., Sr. Unscd. Notes		6.63	3/1/2030	3,409,000	[b]	3,003,073
Scientific Games International, Inc., Gtd. Notes		7.25	11/15/2029	1,177,000	[b]	1,179,531
Taylor Morrison Communities, Inc., Sr. Unscd. Notes		5.13	8/1/2030	1,388,000	[b]	1,282,792
Viking Cruises Ltd., Sr. Unscd. Notes		9.13	7/15/2031	1,592,000	[b]	1,609,480
Windsor Holdings III LLC, Sr. Scd. Notes		8.50	6/15/2030	1,892,000	[b]	1,885,510
WMG Acquisition Corp., Sr. Scd. Notes		3.75	12/1/2029	1,400,000	[b]	1,211,644
					53,016,109
Consumer Staples - .5%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., Sr. Scd. Notes		5.00	12/31/2026	1,694,000	[b]	1,551,848
Newell Brands, Inc., Sr. Unscd. Notes		4.70	4/1/2026	1,317,000		1,238,349
					2,790,197
Diversified Financials - 5.5%
Advisor Group Holdings, Inc., Sr. Unscd. Notes		10.75	8/1/2027	1,850,000	[b]	1,864,175
Ally Financial, Inc., Gtd. Notes		8.00	11/1/2031	2,903,000		3,016,094
Ally Financial, Inc., Jr. Sub. Notes, Ser. B		4.70	5/15/2026	1,687,000	[e]	1,194,607
Ares Capital Corp., Sr. Unscd. Notes		3.20	11/15/2031	2,000,000		1,535,294
Encore Capital Group, Inc., Sr. Scd. Bonds	EUR	4.88	10/15/2025	1,190,000	[b]	1,218,001
Encore Capital Group, Inc., Sr. Scd. Notes	GBP	4.25	6/1/2028	2,120,000	[b]	2,064,376
Garfunkelux Holdco 3 SA, Sr. Scd. Notes	EUR	6.75	11/1/2025	1,260,000	[b]	1,010,010
Home Point Capital, Inc., Gtd. Notes		5.00	2/1/2026	2,620,000	[b]	2,351,409
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes		4.75	9/15/2024	1,079,000		1,031,919
Intrum AB, Sr. Unscd. Bonds	EUR	3.13	7/15/2024	880,676	[b]	895,035
Intrum AB, Sr. Unscd. Notes	EUR	4.88	8/15/2025	1,190,000	[b]	1,079,499

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.0% (continued)
Diversified Financials - 5.5% (continued)
Intrum AB, Sr. Unscd. Notes	EUR	9.25	3/15/2028	1,100,000	[b]	1,018,442
Jane Street Group/JSG Finance, Inc., Sr. Scd. Notes		4.50	11/15/2029	2,364,000	[b]	2,036,582
Navient Corp., Sr. Unscd. Notes		6.75	6/15/2026	1,835,000	[c]	1,770,966
Navient Corp., Sr. Unscd. Notes		6.75	6/25/2025	1,560,000		1,535,196
NFP Corp., Sr. Unscd. Notes		6.88	8/15/2028	1,080,000	[b]	938,985
OneMain Finance Corp., Gtd. Notes		6.63	1/15/2028	2,850,000	[c]	2,691,170
PennyMac Financial Services, Inc., Gtd. Notes		5.38	10/15/2025	3,248,000	[b]	3,072,787
PennyMac Financial Services, Inc., Gtd. Notes		5.75	9/15/2031	1,301,000	[b]	1,062,375
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., Gtd. Notes		3.63	3/1/2029	2,138,000	[b]	1,799,048
					33,185,970
Electronic Components - .7%
Sensata Technologies BV, Gtd. Notes		5.88	9/1/2030	2,395,000	[b]	2,331,173
Sensata Technologies, Inc., Gtd. Notes		4.38	2/15/2030	980,000	[b]	877,244
TTM Technologies, Inc., Gtd. Notes		4.00	3/1/2029	1,523,000	[b]	1,296,089
					4,504,506
Energy - 8.9%
Aethon United BR LP/Aethon United Finance Corp., Sr. Unscd. Notes		8.25	2/15/2026	3,344,000	[b]	3,288,523
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes		5.75	1/15/2028	1,920,000	[b]	1,832,101
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes		5.75	3/1/2027	1,569,000	[b]	1,514,613
Antero Resources Corp., Gtd. Notes		5.38	3/1/2030	1,280,000	[b]	1,186,151
Apache Corp., Sr. Unscd. Notes		4.25	1/15/2030	2,000,000	[c]	1,783,200
Apache Corp., Sr. Unscd. Notes		5.10	9/1/2040	1,709,000		1,390,947
Blue Racer Midstream LLC/Blue Racer Finance Corp., Sr. Unscd. Notes		6.63	7/15/2026	3,246,000	[b]	3,217,035
Cheniere Energy Partners LP, Gtd. Notes		4.50	10/1/2029	1,200,000		1,102,388
Chesapeake Energy Corp., Gtd. Notes		5.88	2/1/2029	1,099,000	[b]	1,044,952
Comstock Resources, Inc., Gtd. Notes		6.75	3/1/2029	2,690,000	[b]	2,463,950
CQP Holdco LP/Bip-V Chinook Holdco LLC, Sr. Scd. Notes		5.50	6/15/2031	2,105,000	[b]	1,880,865
CrownRock LP/Crownrock Finance, Inc., Sr. Unscd. Notes		5.00	5/1/2029	1,634,000	[b]	1,532,398
CVR Energy, Inc., Gtd. Bonds		5.25	2/15/2025	3,914,000	[b]	3,778,184

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.0% (continued)
Energy - 8.9% (continued)
EnLink Midstream LLC, Gtd. Notes	6.50	9/1/2030	2,672,000	[b,c]	2,671,724
EQM Midstream Partners LP, Sr. Unscd. Notes	5.50	7/15/2028	2,934,000		2,778,840
EQM Midstream Partners LP, Sr. Unscd. Notes	7.50	6/1/2027	361,000	[b]	364,805
New Fortress Energy, Inc., Sr. Scd. Notes	6.50	9/30/2026	679,000	[b]	608,225
New Fortress Energy, Inc., Sr. Scd. Notes	6.75	9/15/2025	2,865,000	[b]	2,690,607
PDC Energy, Inc., Gtd. Notes	5.75	5/15/2026	1,790,000		1,784,445
Rockcliff Energy II LLC, Sr. Unscd. Notes	5.50	10/15/2029	3,368,000	[b]	3,110,247
Rockies Express Pipeline LLC, Sr. Unscd. Notes	4.80	5/15/2030	1,711,000	[b]	1,496,937
Southwestern Energy Co., Gtd. Notes	5.38	3/15/2030	1,370,000		1,279,769
Southwestern Energy Co., Gtd. Notes	5.38	2/1/2029	680,000		641,011
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes	3.88	11/1/2033	4,483,000	[b,c]	3,677,050
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes	4.13	8/15/2031	2,360,000	[b]	2,032,848
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes	6.25	1/15/2030	960,000	[b]	953,162
Venture Global LNG, Inc., Sr. Scd. Notes	8.13	6/1/2028	1,489,000	[b]	1,513,948
Western Midstream Operating LP, Sr. Unscd. Notes	4.30	2/1/2030	2,010,000		1,806,484
				53,425,409
Environmental Control - 2.0%
Clean Harbors, Inc., Gtd. Notes	6.38	2/1/2031	2,680,000	[b]	2,699,296
Covanta Holding Corp., Gtd. Notes	4.88	12/1/2029	1,713,000	[b]	1,483,912
Covanta Holding Corp., Gtd. Notes	5.00	9/1/2030	2,690,000		2,287,307
GFL Environmental, Inc., Gtd. Notes	4.00	8/1/2028	810,000	[b]	725,239
GFL Environmental, Inc., Sr. Scd. Notes	3.50	9/1/2028	1,770,000	[b,c]	1,577,149
Waste Pro USA, Inc., Sr. Unscd. Notes	5.50	2/15/2026	3,186,000	[b]	2,959,070
				11,731,973
Food Products - 1.1%
Chobani LLC/Chobani Finance Corp., Inc., Gtd. Notes	7.50	4/15/2025	1,900,000	[b]	1,893,153
Pilgrim's Pride Corp., Gtd. Notes	6.25	7/1/2033	1,592,000	[c]	1,543,988
Post Holdings, Inc., Gtd. Notes	4.63	4/15/2030	1,820,000	[b]	1,596,930
Post Holdings, Inc., Gtd. Notes	5.50	12/15/2029	1,980,000	[b]	1,829,579
				6,863,650
Health Care - 6.4%
1375209 BC Ltd., Sr. Scd. Notes	9.00	1/30/2028	1,830,000	[b]	1,836,689

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.0% (continued)
Health Care - 6.4% (continued)
Acadia Healthcare Co., Inc., Gtd. Notes	5.50	7/1/2028	1,359,000	[b]	1,300,916
CHEPLAPHARM Arzneimittel GmbH, Sr. Scd. Notes	5.50	1/15/2028	1,971,000	[b]	1,786,564
CHS/Community Health Systems, Inc., Sr. Scd. Notes	5.25	5/15/2030	1,839,000	[b]	1,450,534
CHS/Community Health Systems, Inc., Sr. Scd. Notes	5.63	3/15/2027	2,470,000	[b]	2,179,041
CHS/Community Health Systems, Inc., Sr. Scd. Notes	8.00	3/15/2026	610,000	[b]	594,754
Encompass Health Corp., Gtd. Notes	4.75	2/1/2030	1,870,000		1,704,891
HealthEquity, Inc., Gtd. Notes	4.50	10/1/2029	3,132,000	[b]	2,764,246
Jazz Securities DAC, Sr. Scd. Notes	4.38	1/15/2029	2,110,000	[b]	1,884,673
LifePoint Health, Inc., Gtd. Notes	5.38	1/15/2029	1,088,000	[b]	643,663
Medline Borrower LP, Sr. Scd. Notes	3.88	4/1/2029	2,309,000	[b]	2,008,849
Medline Borrower LP, Sr. Unscd. Notes	5.25	10/1/2029	2,664,000	[b,c]	2,314,294
Molina Healthcare, Inc., Sr. Unscd. Notes	4.38	6/15/2028	2,905,000	[b]	2,680,897
Option Care Health, Inc., Gtd. Notes	4.38	10/31/2029	2,747,000	[b]	2,420,638
Prime Healthcare Services, Inc., Sr. Scd. Notes	7.25	11/1/2025	1,290,000	[b]	1,224,100
Tenet Healthcare Corp., Gtd. Notes	6.13	10/1/2028	3,440,000	[c]	3,314,990
Tenet Healthcare Corp., Scd. Notes	6.25	2/1/2027	685,000		678,748
Tenet Healthcare Corp., Sr. Scd. Notes	4.25	6/1/2029	1,300,000		1,175,704
Tenet Healthcare Corp., Sr. Scd. Notes	4.63	6/15/2028	2,990,000		2,795,789
Tenet Healthcare Corp., Sr. Scd. Notes	5.13	11/1/2027	1,650,000		1,577,048
Tenet Healthcare Corp., Sr. Scd. Notes	6.75	5/15/2031	2,050,000	[b]	2,057,556
				38,394,584
Industrial - 1.4%
Chart Industries, Inc., Sr. Scd. Notes	7.50	1/1/2030	3,470,000	[b]	3,544,622
Dycom Industries, Inc., Gtd. Notes	4.50	4/15/2029	2,601,000	[b]	2,364,569
Husky III Holding Ltd., Sr. Unscd. Notes	13.00	2/15/2025	2,656,000	[b,d]	2,423,600
				8,332,791
Information Technology - 2.6%
AthenaHealth Group, Inc., Sr. Unscd. Notes	6.50	2/15/2030	6,100,000	[b]	5,140,105
Black Knight InfoServ LLC, Gtd. Notes	3.63	9/1/2028	2,220,000	[b]	2,005,814

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.0% (continued)
Information Technology - 2.6% (continued)
Central Parent, Inc./CDK Global, Inc., Sr. Scd. Notes		7.25	6/15/2029	2,450,000	[b]	2,425,036
Elastic NV, Sr. Unscd. Notes		4.13	7/15/2029	2,300,000	[b]	1,986,279
MSCI, Inc., Gtd. Notes		3.63	9/1/2030	2,170,000	[b]	1,873,336
SS&C Technologies, Inc., Gtd. Notes		5.50	9/30/2027	2,250,000	[b]	2,156,980
					15,587,550
Insurance - 2.3%
Acrisure LLC/Acrisure Finance, Inc., Sr. Scd. Notes		4.25	2/15/2029	3,740,000	[b]	3,232,055
Acrisure LLC/Acrisure Finance, Inc., Sr. Unscd. Notes		7.00	11/15/2025	1,000,000	[b]	969,386
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Sr. Scd. Notes		6.75	4/15/2028	2,115,000	[b]	2,099,885
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Sr. Unscd. Notes		6.75	10/15/2027	2,350,000	[b]	2,212,361
AmWINS Group, Inc., Sr. Unscd. Notes		4.88	6/30/2029	1,793,000	[b]	1,621,012
Global Atlantic Financial Co., Gtd. Notes		3.13	6/15/2031	2,410,000	[b]	1,816,316
GTCR AP Finance, Inc., Sr. Unscd. Notes		8.00	5/15/2027	2,000,000	[b]	1,962,875
					13,913,890
Internet Software & Services - 1.6%
Cogent Communications Group, Inc., Gtd. Notes		7.00	6/15/2027	2,670,000	[b]	2,585,628
Gen Digital, Inc., Gtd. Notes		6.75	9/30/2027	2,890,000	[b,c]	2,884,999
Go Daddy Operating Co. LLC/GD Finance Co., Inc., Gtd. Notes		5.25	12/1/2027	2,520,000	[b]	2,396,369
Uber Technologies, Inc., Gtd. Notes		4.50	8/15/2029	2,190,000	[b,c]	2,019,778
					9,886,774
Materials - 5.2%
ARD Finance SA, Sr. Scd. Notes		6.50	6/30/2027	2,065,000	[b,d]	1,676,008
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Sr. Scd. Notes		3.25	9/1/2028	1,555,000	[b]	1,337,452
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Gtd. Notes	GBP	4.75	7/15/2027	1,460,000	[b]	1,475,407
Ball Corp., Gtd. Notes		3.13	9/15/2031	1,368,000		1,126,958
Clydesdale Acquisition Holdings, Inc., Gtd. Notes		8.75	4/15/2030	3,320,000	[b]	2,934,295
Clydesdale Acquisition Holdings, Inc., Sr. Scd. Notes		6.63	4/15/2029	940,000	[b]	897,558

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.0% (continued)
Materials - 5.2% (continued)
Crown Americas LLC/Crown Americas Capital Corp. VI, Gtd. Notes		4.75	2/1/2026	1,520,000		1,474,500
Graham Packaging Co., Inc., Gtd. Notes		7.13	8/15/2028	2,658,000	[b]	2,272,869
Kleopatra Finco Sarl, Sr. Scd. Bonds	EUR	4.25	3/1/2026	1,280,000	[b]	1,170,674
LABL, Inc., Sr. Scd. Notes		6.75	7/15/2026	1,477,000	[b]	1,453,782
LABL, Inc., Sr. Unscd. Notes		8.25	11/1/2029	537,000	[b]	450,073
LABL, Inc., Sr. Unscd. Notes		10.50	7/15/2027	1,875,000	[b]	1,802,435
Mauser Packaging Solutions Holding Co., Scd. Notes		9.25	4/15/2027	1,788,000	[b]	1,652,428
Mauser Packaging Solutions Holding Co., Sr. Scd. Notes		7.88	8/15/2026	2,974,000	[b]	2,957,906
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, Sr. Scd. Notes		4.00	10/15/2027	3,370,000	[b]	2,984,105
Sealed Air Corp., Gtd. Notes		5.00	4/15/2029	2,525,000	[b,c]	2,352,113
Trivium Packaging Finance BV, Sr. Scd. Notes		5.50	8/15/2026	3,147,000	[b]	3,025,697
					31,044,260
Media - 6.1%
Altice Financing SA, Sr. Scd. Bonds		5.75	8/15/2029	5,380,000	[b,c]	4,173,270
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		4.50	5/1/2032	2,220,000		1,774,738
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		4.75	3/1/2030	2,852,000	[b]	2,441,266
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		5.00	2/1/2028	2,995,000	[b]	2,731,859
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		5.13	5/1/2027	3,899,000	[b]	3,634,920
CSC Holdings LLC, Gtd. Notes		5.38	2/1/2028	2,693,000	[b,c]	2,167,867
CSC Holdings LLC, Sr. Unscd. Bonds		5.25	6/1/2024	1,600,000		1,489,932
CSC Holdings LLC, Sr. Unscd. Notes		5.00	11/15/2031	870,000	[b]	406,032
CSC Holdings LLC, Sr. Unscd. Notes		5.75	1/15/2030	1,810,000	[b]	857,189
CSC Holdings LLC, Sr. Unscd. Notes		7.50	4/1/2028	2,305,000	[b]	1,317,336
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., Sr. Scd. Notes		5.88	8/15/2027	2,060,000	[b]	1,868,029
DISH Network Corp., Sr. Scd. Notes		11.75	11/15/2027	6,030,000	[b]	5,891,558
Gray Escrow II, Inc., Gtd. Notes		5.38	11/15/2031	2,741,000	[b]	1,819,730
iHeartCommunications, Inc., Sr. Scd. Notes		6.38	5/1/2026	2,140,000		1,797,942
Scripps Escrow II, Inc., Sr. Scd. Notes		3.88	1/15/2029	1,100,000	[b]	889,262
Scripps Escrow, Inc., Gtd. Notes		5.88	7/15/2027	760,000	[b]	616,189

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.0% (continued)
Media - 6.1% (continued)
Virgin Media Finance PLC, Gtd. Notes	5.00	7/15/2030	1,435,000	[b,c]	1,143,846
Virgin Media Secured Finance PLC, Sr. Scd. Notes	5.50	5/15/2029	733,000	[b]	663,727
Ziggo Bond Co. BV, Gtd. Notes	5.13	2/28/2030	1,360,000	[b]	1,031,513
				36,716,205
Metals & Mining - 1.2%
FMG Resources August 2006 Pty Ltd., Sr. Unscd. Notes	6.13	4/15/2032	1,950,000	[b]	1,861,169
Novelis Corp., Gtd. Notes	3.25	11/15/2026	1,410,000	[b]	1,277,852
Novelis Corp., Gtd. Notes	4.75	1/30/2030	1,970,000	[b]	1,752,634
Taseko Mines Ltd., Sr. Scd. Notes	7.00	2/15/2026	2,580,000	[b,c]	2,354,124
				7,245,779
Real Estate - 2.6%
Ladder Capital Finance Holdings LLP/Ladder Capital Finance Corp., Gtd. Notes	5.25	10/1/2025	1,744,000	[b]	1,648,411
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, Sr. Scd. Notes	4.88	5/15/2029	2,110,000	[b]	1,820,455
Rithm Capital Corp., Sr. Unscd. Notes	6.25	10/15/2025	3,926,000	[b]	3,685,218
RLJ Lodging Trust LP, Sr. Scd. Notes	4.00	9/15/2029	2,637,000	[b]	2,210,824
SBA Communications Corp., Sr. Unscd. Notes	3.13	2/1/2029	1,216,000	[c]	1,031,843
Starwood Property Trust, Inc., Sr. Unscd. Notes	3.75	12/31/2024	2,590,000	[b]	2,430,547
XHR LP, Sr. Scd. Notes	4.88	6/1/2029	2,935,000	[b]	2,519,404
				15,346,702
Retailing - 4.2%
1011778 BC ULC/New Red Finance, Inc., Sr. Scd. Notes	3.50	2/15/2029	1,730,000	[b]	1,518,812
1011778 BC ULC/New Red Finance, Inc., Sr. Scd. Notes	3.88	1/15/2028	1,013,000	[b]	927,005
Foundation Building Materials, Inc., Gtd. Notes	6.00	3/1/2029	1,580,000	[b]	1,321,299
Kohl's Corp., Sr. Unscd. Notes	4.25	7/17/2025	1,280,000	[c]	1,185,610
Macy's Retail Holdings LLC, Gtd. Notes	4.50	12/15/2034	1,024,000		737,485
Macy's Retail Holdings LLC, Gtd. Notes	5.88	4/1/2029	1,345,000	[b]	1,228,792
PetSmart, Inc./Petsmart Finance Corp., Gtd. Notes	7.75	2/15/2029	1,800,000	[b]	1,790,529
PetSmart, Inc./Petsmart Finance Corp., Sr. Scd. Notes	4.75	2/15/2028	2,590,000	[b]	2,396,461
QVC, Inc., Sr. Scd. Notes	4.85	4/1/2024	1,910,000		1,869,441

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.0% (continued)
Retailing - 4.2% (continued)
SRS Distribution, Inc., Gtd. Notes		6.00	12/1/2029	2,807,000	[b]	2,426,637
SRS Distribution, Inc., Sr. Scd. Notes		4.63	7/1/2028	712,000	[b]	636,642
Staples, Inc., Sr. Scd. Notes		7.50	4/15/2026	2,221,000	[b]	1,837,362
Staples, Inc., Sr. Unscd. Notes		10.75	4/15/2027	382,000	[b]	222,454
White Cap Buyer LLC, Sr. Unscd. Notes		6.88	10/15/2028	3,128,000	[b]	2,838,926
Yum! Brands, Inc., Sr. Unscd. Notes		4.75	1/15/2030	2,170,000	[b]	2,034,125
Yum! Brands, Inc., Sr. Unscd. Notes		5.38	4/1/2032	2,094,000		1,992,757
					24,964,337
Semiconductors & Semiconductor Equipment - .4%
Entegris Escrow Corp., Gtd. Notes		5.95	6/15/2030	2,460,000	[b,c]	2,360,683
Technology Hardware & Equipment - .6%
Ahead DB Holdings LLC, Gtd. Notes		6.63	5/1/2028	1,293,000	[b]	1,052,980
Virtusa Corp., Sr. Unscd. Notes		7.13	12/15/2028	1,280,000	[b]	1,043,607
Western Digital Corp., Gtd. Notes		4.75	2/15/2026	1,609,000		1,534,049
					3,630,636
Telecommunication Services - 5.6%
Altice France Holding SA, Sr. Scd. Notes	EUR	8.00	5/15/2027	905,000	[b]	578,938
Altice France Holding SA, Sr. Scd. Notes		10.50	5/15/2027	6,214,000	[b]	3,769,941
Altice France SA, Sr. Scd. Notes		5.50	1/15/2028	2,980,000	[b]	2,253,779
Altice France SA, Sr. Scd. Notes		5.50	10/15/2029	1,637,000	[b]	1,172,325
C&W Senior Financing DAC, Sr. Unscd. Notes		6.88	9/15/2027	1,057,000	[b]	923,184
CommScope, Inc., Gtd. Notes		7.13	7/1/2028	665,000	[b]	473,021
CommScope, Inc., Sr. Scd. Notes		6.00	3/1/2026	2,408,000	[b]	2,247,057
Connect Finco Sarl/Connect US Finco LLC, Sr. Scd. Notes		6.75	10/1/2026	4,826,000	[b]	4,691,916
Frontier Communications Holdings LLC, Sr. Scd. Notes		5.88	10/15/2027	660,000	[b]	606,372
Frontier Communications Holdings LLC, Sr. Scd. Notes		8.75	5/15/2030	3,105,000	[b]	3,037,540
Iliad Holding SASU, Sr. Scd. Notes		6.50	10/15/2026	2,334,000	[b]	2,204,983
Level 3 Financing, Inc., Gtd. Notes		4.63	9/15/2027	1,715,000	[b]	1,195,333
Level 3 Financing, Inc., Sr. Scd. Notes		10.50	5/15/2030	1,621,000	[b,c]	1,646,211
Lumen Technologies, Inc., Sr. Scd. Notes		4.00	2/15/2027	3,607,000	[b]	2,692,102
Telecom Italia Capital SA, Gtd. Notes		6.00	9/30/2034	1,140,000		920,690
Telecom Italia SPA, Sr. Unscd. Notes		5.30	5/30/2024	963,000	[b]	937,006
ViaSat, Inc., Sr. Unscd. Notes		5.63	9/15/2025	2,985,000	[b]	2,895,450
Zayo Group Holdings, Inc., Sr. Scd. Notes		4.00	3/1/2027	2,394,000	[b]	1,693,478
					33,939,326

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.0% (continued)
Transportation - .3%
First Student Bidco, Inc./First Transit Parent, Inc., Sr. Scd. Notes	4.00	7/31/2029	2,083,000	[b]	1,766,926
Utilities - 3.4%
Calpine Corp., Sr. Scd. Notes	4.50	2/15/2028	1,000,000	[b]	906,301
Calpine Corp., Sr. Unscd. Notes	5.00	2/1/2031	3,444,000	[b]	2,852,847
Calpine Corp., Sr. Unscd. Notes	5.13	3/15/2028	1,565,000	[b,c]	1,398,769
NRG Energy, Inc., Gtd. Notes	5.25	6/15/2029	2,630,000	[b]	2,354,192
NRG Energy, Inc., Jr. Sub. Bonds	10.25	3/15/2028	1,540,000	[b,e]	1,453,737
PG&E Corp., Sr. Scd. Notes	5.00	7/1/2028	2,590,000	[c]	2,378,967
Pike Corp., Gtd. Notes	5.50	9/1/2028	2,110,000	[b]	1,896,477
Solaris Midstream Holdings LLC, Gtd. Notes	7.63	4/1/2026	2,905,000	[b]	2,814,202
Vistra Corp., Jr. Sub. Notes	7.00	12/15/2026	2,880,000	[b,e]	2,516,040
Vistra Operations Co., Gtd. Notes	4.38	5/1/2029	2,110,000	[b,c]	1,850,169
				20,421,701
Total Bonds and Notes (cost $564,551,599)			546,762,177

Floating Rate Loan Interests - 3.5%
Building Materials - .3%
Cornerstone Building, New Term Loan B, (1 Month TSFR +3.35%)	8.50	4/12/2028	1,621,705	[f]	1,558,872
Commercial & Professional Services - .6%
Indy US Holdco LLC, Fifth Amendment Incremental Term Loan, (1 Month TSFR +6.25%)	11.35	3/5/2028	429,295	[f]	407,474
Indy US Holdco LLC, Term Loan B, (1 Month TSFR +6.25%)	6.75	3/5/2028	885,704	[f]	840,684
MPH Acquisition Holdings, Initial Term Loan, (3 Month LIBOR +4.25%)	9.73	9/1/2028	1,037,360	[f]	929,921
Neptune Bidco US, Inc., Dollar Term Loan B, (3 Month TSFR +5.10%)	10.00	4/11/2029	1,660,000	[f]	1,467,025
				3,645,104
Consumer Staples - .3%
Hunter Douglas, Inc., Tranche Term Loan B-1, (3 Month TSFR +3.50%)	8.67	2/25/2029	1,989,950	[f]	1,897,298
Energy - .3%
WaterBridge Midstream Operating, Initial Term Loan, (3 Month LIBOR +5.75%)	11.01	6/21/2026	1,642,204	[f]	1,634,896

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 3.5% (continued)
Health Care - .4%
LifePoint Health, Inc., First Lien Term Loan B, (3 Month LIBOR +3.75%)	9.02	11/16/2025	2,560,000	[f]	2,377,254
Information Technology - .5%
Ascend Learning LLC, Initial Term Loan, (1 Month TSFR +3.60%)	8.70	12/10/2028	2,260,299	[f]	2,130,331
Hyland Software, Inc., 2021-1 Incremental Facility Term Loan, (1 Month TSFR +6.25%)	11.47	7/10/2025	1,150,000	[f]	1,111,188
				3,241,519
Insurance - .5%
Asurion LLC, Second Lien Term Loan B-3, (1 Month TSFR +5.46%)	10.45	2/3/2028	3,558,000	[f]	3,040,987
Internet Software & Services - .3%
Arches Buyer, Inc., Refinancing Term Loan, (1 Month TSFR +3.25%)	8.45	12/6/2027	1,605,882	[f]	1,552,688
Utilities - .3%
Eastern Power LLC, Term Loan B, (1 Month LIBOR +3.75%)	8.85	10/2/2025	2,060,000	[f]	1,990,351
Total Floating Rate Loan Interests (cost $21,207,094)			20,938,969
			Shares
Common Stocks - .0%
Media - .0%
Altice USA, Inc., Cl. A (cost $563,026)			29,000	[g]	87,580

Exchange-Traded Funds - .9%
Registered Investment Companies - .9%
iShares 7-10 Year Treasury Bond ETF			18,200		1,758,120
iShares iBoxx Investment Grade Corporate Bond ETF			34,750		3,757,865
Total Exchange-Traded Funds (cost $5,547,814)			5,515,985
	1-Day Yield (%)
Investment Companies - 3.3%
Registered Investment Companies - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $19,872,162)	5.17		19,872,162	[h]	19,872,162

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 4.3%
Registered Investment Companies - 4.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $25,532,947)	5.17	25,532,947	[h] 25,532,947
Total Investments (cost $637,274,642)		103.0%	618,709,820
Liabilities, Less Cash and Receivables		(3.0%)	(18,154,323)
Net Assets		100.0%	600,555,497

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

TSFR—Term Secured Overnight Financing Rate Reference Rates

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, these securities were valued at $459,221,580 or 76.47% of net assets.

c Security, or portion thereof, on loan. At June 30, 2023, the value of the fund’s securities on loan was $49,021,218 and the value of the collateral was $51,226,827, consisting of cash collateral of $25,532,947 and U.S. Government & Agency securities valued at $25,693,880. In addition, the value of collateral may include pending sales that are also on loan.

d Payment-in-kind security and interest may be paid in additional par.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Non-income producing security.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Cyclical	19.2
Communications	14.5
Industrial	14.3
Consumer, Non-cyclical	12.2
Financial	11.7
Energy	9.2
Investment Companies	8.5
Technology	4.1
Utilities	3.7
Basic Materials	3.2
Collateralized Loan Obligations	2.4
103.0

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 3.3%	20,649,791	226,675,156	(227,452,785)	19,872,162	600,991
Investment of Cash Collateral for Securities Loaned - 4.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 4.3%	12,233,684	104,277,673	(90,978,410)	25,532,947	70,173	††
Total - 7.6%	32,883,475	330,952,829	(318,431,195)	45,405,109	671,164

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Barclays Capital, Inc.
United States Dollar	3,681,253	British Pound	2,890,000	7/31/2023	10,077
Citigroup Global Markets Inc.
United States Dollar	16,085,207	Euro	14,660,000	7/31/2023	62,340
Gross Unrealized Appreciation					72,417

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $49,021,218)—Note 1(c):
Unaffiliated issuers	591,869,533	573,304,711
Affiliated issuers	45,405,109	45,405,109
Cash denominated in foreign currency	365,815	366,574
Receivable for investment securities sold		10,328,071
Dividends, interest and securities lending income receivable		9,989,233
Receivable for shares of Beneficial Interest subscribed		890,460
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		72,417
		640,356,575
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		353,788
Cash overdraft due to Custodian		880,566
Liability for securities on loan—Note 1(c)		25,532,947
Payable for investment securities purchased		12,410,157
Payable for shares of Beneficial Interest redeemed		622,070
Trustees’ fees and expenses payable		1,550
		39,801,078
Net Assets ($)		600,555,497
Composition of Net Assets ($):
Paid-in capital		876,745,485
Total distributable earnings (loss)		(276,189,988)
Net Assets ($)		600,555,497

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	91,777,700	2,289,491	506,488,306
Shares Outstanding	17,685,989	440,991	97,527,683
Net Asset Value Per Share ($)	5.19	5.19	5.19

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Income:
Interest	22,161,912
Dividends:
Unaffiliated issuers	29,970
Affiliated issuers	600,991
Income from securities lending—Note 1(c)	70,173
Total Income	22,863,046
Expenses:
Management fee—Note 3(a)	2,107,984
Distribution/Service Plan fees—Note 3(b)	130,933
Trustees’ fees—Note 3(a,d)	45,000
Loan commitment fees—Note 2	8,628
Total Expenses	2,292,545
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(45,000)
Net Expenses	2,247,545
Net Investment Income	20,615,501
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(23,025,191)
Net realized gain (loss) on forward foreign currency exchange contracts	(668,408)
Net Realized Gain (Loss)	(23,693,599)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	30,620,742
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	768,813
Net Change in Unrealized Appreciation (Depreciation)	31,389,555
Net Realized and Unrealized Gain (Loss) on Investments	7,695,956
Net Increase in Net Assets Resulting from Operations	28,311,457

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net investment income	20,615,501	44,837,056
Net realized gain (loss) on investments	(23,693,599)	(94,891,784)
Net change in unrealized appreciation (depreciation) on investments	31,389,555	(69,975,570)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,311,457	(120,030,298)
Distributions ($):
Distributions to shareholders:
Class A	(3,163,838)	(5,232,956)
Class C	(72,716)	(131,005)
Class I	(17,434,322)	(39,392,059)
Total Distributions	(20,670,876)	(44,756,020)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	52,041,279	72,462,815
Class C	88,875	219,300
Class I	81,890,066	222,666,692
Distributions reinvested:
Class A	2,616,765	4,221,519
Class C	72,715	130,344
Class I	5,505,864	10,964,066
Cost of shares redeemed:
Class A	(62,735,588)	(76,029,231)
Class C	(556,539)	(1,061,497)
Class I	(92,432,996)	(544,597,105)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(13,509,559)	(311,023,097)
Total Increase (Decrease) in Net Assets	(5,868,978)	(475,809,415)
Net Assets ($):
Beginning of Period	606,424,475	1,082,233,890
End of Period	600,555,497	606,424,475

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	9,942,497	13,750,753
Shares issued for distributions reinvested	502,222	786,126
Shares redeemed	(12,051,750)	(14,328,938)
Net Increase (Decrease) in Shares Outstanding	(1,607,031)	207,941
Class Ca
Shares sold	17,095	41,960
Shares issued for distributions reinvested	13,941	24,168
Shares redeemed	(106,521)	(193,173)
Net Increase (Decrease) in Shares Outstanding	(75,485)	(127,045)
Class I
Shares sold	15,689,252	40,814,486
Shares issued for distributions reinvested	1,055,494	2,032,596
Shares redeemed	(17,735,253)	(101,565,638)
Net Increase (Decrease) in Shares Outstanding	(990,507)	(58,718,556)

[a]

During the period ended June 30, 2023, 43 Class C shares representing $228 were automatically converted to 43 Class A shares and during the period ended December 31, 2022, 11,381 Class C shares representing $65,705 were automatically converted to 11,385 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2023		Year Ended December 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	5.12	6.11	6.15	6.18	5.70	6.30
Investment Operations:
Net investment income[a]	.17	.28	.27	.29	.32	.33
Net realized and unrealized gain (loss) on investments	.07	(.99)	(.01)	(.02)	.49	(.57)
Total from Investment Operations	.24	(.71)	.26	.27	.81	(.24)
Distributions:
Dividends from net investment income	(.17)	(.28)	(.29)	(.30)	(.33)	(.35)
Dividends from net realized gain on investments	-	-	(.01)	-	-	(.01)
Total Distributions	(.17)	(.28)	(.30)	(.30)	(.33)	(.36)
Net asset value, end of period	5.19	5.12	6.11	6.15	6.18	5.70
Total Return (%)[b]	4.77[c]	(11.76)	4.33	4.77	14.42	(4.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[d]	.96	.96	.96	.96	.96
Ratio of net expenses to average net assets	.95[d]	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	6.65[d]	5.14	4.42	4.91	5.21	5.34
Portfolio Turnover Rate	71.49[c]	90.51	101.26	122.11	67.61	72.69
Net Assets, end of period ($ x 1,000)	91,778	98,815	116,626	124,720	156,134	127,635

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
June 30, 2023		Year Ended December 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	5.12	6.11	6.15	6.18	5.70	6.30
Investment Operations:
Net investment income[a]	.15	.24	.22	.25	.27	.28
Net realized and unrealized gain (loss) on investments	.07	(.99)	(.01)	(.02)	.49	(.57)
Total from Investment Operations	.22	(.75)	.21	.23	.76	(.29)
Distributions:
Dividends from net investment income	(.15)	(.24)	(.24)	(.26)	(.28)	(.30)
Dividends from net realized gain on investments	-	-	(.01)	-	-	(.01)
Total Distributions	(.15)	(.24)	(.25)	(.26)	(.28)	(.31)
Net asset value, end of period	5.19	5.12	6.11	6.15	6.18	5.70
Total Return (%)[b]	4.38[c]	(12.42)	3.55	3.99	13.57	(4.77)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72[d]	1.71	1.71	1.71	1.71	1.71
Ratio of net expenses to average net assets	1.70[d]	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets	5.89[d]	4.38	3.71	4.24	4.56	4.63
Portfolio Turnover Rate	71.49[c]	90.51	101.26	122.11	67.61	72.69
Net Assets, end of period ($ x 1,000)	2,289	2,646	3,935	6,567	11,396	16,665

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2023		Year Ended December 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	5.13	6.12	6.15	6.19	5.70	6.30
Investment Operations:
Net investment income[a]	.18	.30	.29	.30	.33	.35
Net realized and unrealized gain (loss) on investments	.06	(1.00)	(.01)	(.02)	.50	(.58)
Total from Investment Operations	.24	(.70)	.28	.28	.83	(.23)
Distributions:
Dividends from net investment income	(.18)	(.29)	(.30)	(.32)	(.34)	(.36)
Dividends from net realized gain on investments	-	-	(.01)	-	-	(.01)
Total Distributions	(.18)	(.29)	(.31)	(.32)	(.34)	(.37)
Net asset value, end of period	5.19	5.13	6.12	6.15	6.19	5.70
Total Return (%)	4.69[b]	(11.51)	4.76	4.86	14.89	(3.80)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72[c]	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.70[c]	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	6.89[c]	5.40	4.67	5.10	5.46	5.64
Portfolio Turnover Rate	71.49[b]	90.51	101.26	122.11	67.61	72.69
Net Assets, end of period ($ x 1,000)	506,488	504,963	961,674	973,861	929,926	718,673

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), a subsidiary of Franklin Resources, Inc., serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities, floating rate loan interests, and other securities, excluding short-term investments (other than U.S. Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	14,277,717	-	14,277,717
Corporate Bonds	-	532,484,460	-	532,484,460
Equity Securities - Common Stocks	87,580	-	-	87,580
Exchange-Traded Funds	5,515,985	-	-	5,515,985

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
Floating Rate Loan Interests	-	20,938,969	-	20,938,969
Investment Companies	45,405,109	-	-	45,405,109
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	72,417	-	72,417

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2023, BNY Mellon earned $9,566 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Debt Risk: The fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High Yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

Floating Rate Loan Risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the fund’s ability to pay redemption proceeds within the allowable time periods. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.

Collateralized Debt Obligations (“CDO”) Risk: The risks of an investment in a CDO, including a Collateralized Bank Obligations or collateralized loan obligations (CLO), depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class. Investments in CDOs may be more volatile, less liquid and more difficult to price than other types of investments.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $232,499,605 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2022. The fund has $82,305,069 of short-term capital losses and $150,194,536 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows: ordinary income $44,756,020. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .70% of the value of the fund’s average daily net assets. The Adviser has agreed in its investment management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Plan fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the investment management agreement may not be amended without the approval of the fund’s shareholders. During the period ended June 30, 2023, Trustees’ fees reimbursed by the Adviser amounted to $45,000.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .27% of the value of the fund’s average daily net assets.

During the period ended June 30, 2023, the Distributor retained $343 from commissions earned on sales of the fund’s Class A shares and $9 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and its affiliates for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. The Distributor may compensate Service Agents in respect of distribution-related services with regard to the fund and/or shareholder services to the Service Agents’ clients that hold Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. The Distributor may pay one or more Service Agents for distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and providing services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services. During the period ended June 30, 2023, Class A and Class C shares were charged $118,601 and $9,249, respectively, pursuant to their Distribution Plans. During the period ended June 30, 2023, Class C shares were charged $3,083 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

(c) The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $346,224, Distribution Plans fees of $21,088 and

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Service Plan fees of $476, which are offset against an expense reimbursement currently in effect in the amount of $14,000.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2023, amounted to $408,935,217 and $429,895,013, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2023 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2023 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	72,417	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	72,417	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	72,417	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2023:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Capital, Inc.	10,077		-	-	10,077
Citigroup Global Markets Inc.	62,340		-	-	62,340
Total	72,417		-	-	72,417

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2023:

Average Market Value ($)
Forward contracts	27,797,735

At June 30, 2023, accumulated net unrealized depreciation on investments inclusive of derivatives contracts was $18,492,405, consisting of $5,028,454 gross unrealized appreciation and $23,520,859 gross unrealized depreciation.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 6-7, 2023 the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Management Agreement, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional high yield funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional high yield funds (the “Performance Universe”), all for various periods ended December 31, 2022 and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

(the “Expense Group”) and with a broader group of all institutional high yield funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and the Performance Universe medians for all periods, except the ten-year period when the fund’s total return performance was at the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group median and above the Performance Universe median for each of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and Performance Universe medians during the periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in three of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary” fee structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third-party services covered by the Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were equal to the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients “), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon High Yield Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Alcentra NY, LLC

9 West 57th Street, Suite 4920

New York, NY 10019

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DPLTX Class C: PTHIX Class I: DLHRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0029SA0623

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 21, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: August 21, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)